                                                                   EXHIBIT 10.21

================================================================================



                   PARENT GUARANTEE AND COLLATERAL AGREEMENT

                                    made by

                            Creditrust Corporation

                                  in favor of

                 Norwest Bank Minnesota, National Association
                            as Administrative Agent

                          Dated as of August 2, 1999


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

                               TABLE OF CONTENTS

                                                                             Page
SECTION 1. DEFINED TERMS....................................................  2
   1.1. Definitions.........................................................  2
   1.2. Other Definitional Provisions.......................................  4

SECTION 2. GUARANTEE........................................................  4
   2.1. Guarantee...........................................................  4
   2.2. No Subrogation......................................................  5
   2.3. Amendments, etc. with respect to the Borrower Obligations...........  5
   2.4. Guarantee Absolute and Unconditional................................  6
   2.5. Reinstatement.......................................................  7
   2.6. Payments............................................................  7

SECTION 3. GRANT OF SECURITY INTEREST.......................................  7

SECTION 4. REPRESENTATIONS AND WARRANTIES...................................  8
   4.1. Title; No Other Liens...............................................  8
   4.2. Perfected First Priority Liens......................................  8
   4.3. Pledged Stock.......................................................  9

SECTION 5. COVENANTS........................................................  9
   5.1. Covenants in Bridge Loan Agreement..................................  9
   5.2. Payment of Obligations..............................................  9
   5.3. Maintenance of Perfected Security Interest; Further Documentation... 10
   5.4. Notices............................................................. 10
   5.5. Pledged Stock....................................................... 10

SECTION 6. REMEDIAL PROVISIONS.............................................. 13
   6.1. Pledged Stock....................................................... 13
   6.2. Proceeds to be Turned Over To Administrative Agent.................. 14
   6.3. Application of Proceeds............................................. 14
   6.4. Code and Other Remedies............................................. 15
   6.5. Registration Rights................................................. 16
   6.6. Waiver; Deficiency.................................................. 17

SECTION 7. THE ADMINISTRATIVE AGENT......................................... 17
   7.1. Administrative Agent's Appointment as Attorney-in-Fact, etc......... 17
   7.2. Duty of Administrative Agent........................................ 18
   7.3. Execution of Financing Statements................................... 19
   7.4. Authority of Administrative Agent................................... 19

SECTION 8. MISCELLANEOUS.................................................... 19
   8.1. Amendments in Writing............................................... 19
   8.2. Notices............................................................. 19
   8.3. No Waiver by Course of Conduct; Cumulative Remedies................. 19

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

   8.4. Enforcement Expenses; Indemnification............................... 20
   8.5. Successors and Assigns.............................................. 20
   8.6. Set-Off............................................................. 20
   8.7. Counterparts........................................................ 21
   8.8. Severability........................................................ 21
   8.9. Section Headings.................................................... 21
   8.10. Integration........................................................ 21
   8.11. GOVERNING LAW...................................................... 21
   8.12. Submission To Jurisdiction; Waivers................................ 22
   8.13. Acknowledgements................................................... 22
   8.14. Releases........................................................... 23
   8.15. WAIVER OF JURY TRIAL............................................... 23

                   PARENT GUARANTEE AND COLLATERAL AGREEMENT

          GUARANTEE AND COLLATERAL AGREEMENT, dated as of August 2, 1999, made by the signatory hereto (the "Parent Guarantor"), in favor of Norwest Bank
                              ----------------
Minnesota, National Association, as Administrative Agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions (the
 --------------------
"Lenders") from time to time parties to the Bridge Loan Agreement, dated as of
 -------
August 2, 1999 (as amended, supplemented or otherwise modified from time to time, the "Bridge Loan Agreement"), among Creditrust SPV99-2, LLC, a Delaware
           ---------------------
limited liability company (the "Borrower"), CRDT SPV99-2 Capital, Inc., a
                                --------
Delaware corporation ("Capital"), the Parent Guarantor, the Lenders and Norwest
                       -------
Bank Minnesota, National Association, as administrative agent (in such capacity, the "Administrative Agent").
     --------------------

                             W I T N E S S E T H:
                             -------------------

          WHEREAS, pursuant to the Bridge Loan Agreement, the Lenders have severally agreed to lend to the Borrower $40.0 million upon the terms and subject to the conditions set forth therein;

          WHEREAS, the Borrower is a member of an affiliated group of companies that includes the Parent Guarantor;

          WHEREAS, the proceeds of the loans under the Bridge Loan Agreement will be used in part to enable the Borrower to make valuable transfers to the Parent Guarantor in connection with the operation of their respective businesses;

          WHEREAS, the Borrower and the Parent Guarantor are engaged in related businesses, and the Parent Guarantor will derive substantial direct and indirect benefit from the making of the loans under the Bridge Loan Agreement; and

          WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective loans to the Borrower under the Bridge Loan Agreement that the Parent Guarantor shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Lenders;

          NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Bridge Loan Agreement and to induce the Lenders to make their respective loans to the Borrower thereunder, the Parent Guarantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

                           SECTION 1. DEFINED TERMS

          1.1. Definitions.
               -----------

          (a) Unless otherwise defined herein, terms defined in the Bridge Loan Agreement and used herein shall have the meanings given to them in the Bridge Loan Agreement.

          (b)  The following terms shall have the following meanings:

          "Agreement":  this Guarantee and Collateral Agreement, as the same may
           ---------
     be amended, supplemented or otherwise modified from time to time.

          "Borrower Obligations":  the collective reference to the unpaid
           --------------------
     principal of and interest on the Loans and all other obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Bridge Loan Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Bridge Loan Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agent or any Lender in respect of the Loans, the Bridge Notes, the Collateral Account or any cash management arrangements with the Administrative Agent or any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Bridge Loan Agreement, this Agreement or the other Loan Documents or any other document made, delivered or given in connection herewith or therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent and the Lenders that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).

          "Collateral":  as defined in Section 3.
           ----------

          "Collateral Account":  the collateral account established by the
           ------------------
     Administrative Agent for the ratable benefit of the Lenders as provided in
     Section 5.6 or 6.2 (including all funds, securities, warrants and other property therein (whether certificated or uncertificated)).

          "Guarantor Obligations":  with respect to the Parent Guarantor, all
           ---------------------
     obligations and liabilities of the Parent Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent and the Lenders that are required to be paid by the Parent Guarantor pursuant to the terms of this Agreement or any other Loan Document).

          "LLC Agreement":  the Limited Liability Company Agreement of Borrower,
           -------------
as in effect on the date of this Agreement or as amended, modified, supplement or otherwise restated from time to time hereafter.

          "LLC Assets":  all assets, whether tangibles or intangible and whether
           ----------
real, personal or mixed (including, without limitation, all capital and interests in other Persons), at any time owned by the Borrower or represented by any interest in the Borrower.

          "LLC Interests" means, with respect to the Parent Guarantor, all of
           -------------
the Parent Guarantor's right, title and interest in the Borrower (whether or not comprising part of the Pledged Stock), including without limitation, the Parent Guarantor's right, title and interest in:

               (i) all the capital thereof and its interest in all profits, losses, LLC Assets and other distributions to which the Parent Guarantor shall at any time be entitled in respect of its interest in the Borrower;

               (ii) all subscriptions, warrants, rights or options of the Parent Guarantor to acquire any interest in the Borrower;

               (iii) all other payments due or to become due to the Parent Guarantor in respect of its interest in the Borrower, whether under the LLC Agreement, in respect of the Borrower or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

               (iv) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under such LLC Agreement or at law or otherwise in respect of such LLC Interest, including, without limitation, all of its rights (including voting rights) as a member of the Borrower;

               (v) all present and future claims, if any, of the Parent Guarantor against the Borrower under the LLC Agreement for moneys loaned or advanced, for services rendered or otherwise;

               (vi) all of the Parent Guarantor's rights under the LLC Agreement or at law or otherwise to exercise and enforce every right, power, remedy, authority, option and privilege of the Parent Guarantor relating to its interest in the Borrower, including any power to terminate, cancel or modify the LLC Agreement, to execute any instruments or to take any instruments or to take any and all other action on behalf and in the name of the Parent Guarantor in respect of its interest in the Borrower and the Borrower, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any LLC Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

               (vii) all other property hereafter delivered in substitution for, or in addition to, any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, distributions, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all thereof.

          "New York UCC":  the Uniform Commercial Code as from time to time in
           ------------
     effect in the State of New York.

          "Obligations":  (i) in the case of the Borrower, the Borrower
           -----------
     Obligations, and (ii) in the case of the Parent Guarantor, its Guarantor Obligations.

          "Pledged Stock":  the shares, units, interests, participations or
           -------------
     other equivalents (however designated) listed on Schedule 1, including
                                                      ----------
     without limitation the entire limited liability company interest of the Parent Guarantor in the Borrower, together with any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock, shares, units, interests, participations or other equivalents (however designated) of the Borrower that may be issued or granted to, or held by, the Parent Guarantor while this Agreement is in effect.

          "Proceeds":  all "proceeds" as such term is defined in Section 9-
           --------
     306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, all dividends, interest or other income from the Pledged Stock including, without limitation, the LLC Interests, collections thereon or distributions or payments with respect thereto.

          "Securities Act":  the Securities Act of 1933, as amended.
           --------------

          1.2. Other Definitional Provisions.
               -----------------------------

          (a) The words "hereof," "herein," "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

          (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                      SECTION 2.  GUARANTEE OF THE LOANS

          2.1. Guarantee.
               ---------

          (a) The Parent Guarantor hereby, jointly and severally with Capital, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

          (b) The Parent Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of the Parent Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

          (c) The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations and the obligations of the Parent Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Bridge Loan Agreement the Borrower may be free from any Borrower Obligations.

               No payment made by the Borrower, the Parent Guarantor, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Borrower, the Parent Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Parent Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by the Parent Guarantor in respect of the Borrower Obligations or any payment received or collected from the Parent Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of the Parent Guarantor hereunder until the Borrower Obligations are paid in full, and the Commitments are terminated.

          2.2. No Subrogation.
               --------------

          Notwithstanding any payment or payments made by the Parent Guarantor hereunder, or any set-off or application of funds of the Parent Guarantor by the Administrative Agent or any Lender, the Parent Guarantor shall not be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrower or any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Borrower Obligations, nor shall the Parent Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower in respect of payments made by the Parent Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Borrower on account of the Borrower Obligations are paid in full and the Commitments and the Bridge Loan Agreement are terminated. If any amount shall be paid to the Parent Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full, such amount shall be held by the Parent Guarantor in trust for the Administrative Agent and the Lenders segregated from other funds of the Parent Guarantor, and shall, forthwith upon receipt by the Parent Guarantor, be turned over to the Administrative Agent in the exact form received by the Parent Guarantor (duly indorsed by the Parent Guarantor to the Administrative Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured as provided in Section 6.3.

          2.3. Amendments, etc. with respect to the Borrower Obligations.
               ---------------------------------------------------------

          The Parent Guarantor shall remain obligated hereunder and the liability of the Parent Guarantor hereunder shall be and remain in full force and effect notwithstanding that, without any reservation of rights against the Parent Guarantor and without notice to or further assent by the Parent Guarantor, any demand for payment of any of the Borrower Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender and any of the Borrower Obligations continued or any payment made by the Borrower or any other Person and applied to the Borrower Obligations is at any time annulled, set aside, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Bridge Loan Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Majority Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

          2.4. Guarantee Absolute and Unconditional.
               ------------------------------------

          The Parent Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and the Parent Guarantor, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. The Parent Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or the Parent Guarantor with respect to the Borrower Obligations. The Parent Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Bridge Loan Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or the Parent Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of the Parent Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against the Parent Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, or any other Person or any such collateral security, guarantee or right of offset, shall not relieve the Parent Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against the Parent Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

          2.5. Reinstatement.
               -------------

          The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or the Parent Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or the Parent Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

          2.6. Payments.
               --------

          The Parent Guarantor hereby guarantees that payments hereunder will be paid to the Lenders without set-off or counterclaim in Dollars at their offices, the locations of which are specified in the Bridge Loan Agreement.

          2.7. Subordination.
               -------------

          Any and all rights and claims of the Parent Guarantor against the Borrower or any of its property, arising by reason of any payment by the Parent Guarantor to the Administrative Agent pursuant to the provisions of this Agreement shall be subordinate and subject in right of payment to the prior payment and satisfaction of all Guarantor Obligations and all other amounts payable under this Agreement and the other Loan Documents. Any Indebtedness of the Borrower, now or hereafter held by the Parent Guarantor, is hereby subordinated to all Indebtedness and obligations guaranteed hereby. Upon the occurrence and during the continuance of an Event of Default, any such Indebtedness of the Borrower to the Parent Guarantor shall, if the Administrative Agent so requests, be collected, enforced, and received by the Parent Guarantor in trust for the Administrative Agent and held as security for the payment of the Guarantor Obligations, but without reducing or affecting in any manner the liability of the Parent Guarantor hereunder.

                     SECTION 3. GRANT OF SECURITY INTEREST

          The Parent Guarantor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Lenders a first priority security interest in, all of the following property now owned or at any time hereafter acquired by the Parent Guarantor or in which the Parent Guarantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"), as collateral security for the prompt and complete payment
     ----------
and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Parent Guarantor's Obligations:

          (a) all Pledged Stock whether characterized as "general intangibles," "securities," "investment property" or otherwise under the New York UCC;

          (b) all LLC Interests whether characterized as "general intangibles," "securities," "investment property" or otherwise under the New York UCC;

          (c) any Collateral Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Collateral Account; and

          (d) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

          3.2. Parent Guarantor Liable.  Anything herein to the contrary
               -----------------------
notwithstanding, (a) the Parent Guarantor shall remain liable to perform all of its duties and obligations as the sole member of the Borrower to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Agent or any Lender of any of its rights hereunder shall not release the Parent Guarantor from any of its duties or obligations as the sole member of the Borrower and (c) neither the Administrative Agent nor any Lender shall have any obligation or liability as a member of the Borrower by reason of this Agreement.

                   SECTION 4. REPRESENTATIONS AND WARRANTIES

          To induce the Administrative Agent and the Lenders to enter into the Bridge Loan Agreement and to induce the Lenders to make their respective loans to the Borrower thereunder, the Parent Guarantor hereby represents and warrants to the Administrative Agent and each Lender that:

          4.1. Title; No Other Liens.
               ---------------------

          Except for the security interest granted to the Administrative Agent for the ratable benefit of the Lenders pursuant to this Agreement, the Parent Guarantor owns each existing item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the existing Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Lenders pursuant to this Agreement.

          4.2. Perfected First Priority Liens.
               ------------------------------

          The security interests granted pursuant to this Agreement upon completion of the filings and other actions specified on Schedule 2 (which in
                                                         ----------
the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent in completed and duly executed form) (a) will constitute valid, enforceable perfected security interests in all of the Collateral in favor of the Administrative Agent, for the ratable benefit of the Lenders as collateral security for the Parent Guarantor's Obligations, and (b) are prior to all other Liens on the Collateral in existence on the date hereof.

          4.3. Pledged Stock; LLC Interests
               ----------------------------

          (a) The shares of Pledged Stock pledged by the Parent Guarantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of the Borrower. The LLC Interests pledged by the Parent Guarantor constitute all of the outstanding ownership interests in which the Parent Guarantor has any right, title or interest in the Borrower.

          (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable. All of the LLC Interests have been duly and validly issued.

          (c) The Parent Guarantor is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock and the LLC Interests pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

          (d) The Parent Guarantor has delivered to the Administrative Agent and the Lenders true, accurate and complete copies of the LLC Agreement for the Borrower, which LLC Agreement is currently in full force and effect and has not been amended or modified.

                             SECTION 5. COVENANTS

          The Parent Guarantor covenants and agrees with the Administrative Agent, the Lenders that, from and after the date of this Agreement until the Obligations shall have been paid in full and the Commitments shall have terminated:

          5.1. Covenants in Bridge Loan Agreement.
               ----------------------------------

          The Parent Guarantor shall take and will cause its Subsidiaries to take, or shall refrain from taking and will cause its Subsidiaries to refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by the Parent Guarantor or any of its Subsidiaries.

          5.2. Payment of Obligations.
               ----------------------

          The Parent Guarantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of the Parent Guarantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

          5.3. Maintenance of Perfected Security Interest; Further
               ---------------------------------------------------
Documentation.
-------------

          (a) The Parent Guarantor shall maintain the security interest created by this Agreement as a perfected first priority security interest and shall defend such security interest against the claims and demands of all Persons whomsoever.

          (b) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Parent Guarantor, the Parent Guarantor will promptly and duly execute and deliver, and have recorded, such further statements, assignments, agreements, instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements, or amendments thereto, under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby.

          5.4. Notices.
               -------

          The Parent Guarantor will advise in a written notice to the Administrative Agent and the Lenders promptly, in reasonable detail, of any Lien (other than security interests created hereby) on any of the Collateral which would adversely affect the ability of the Administrative Agent or any Lender to exercise any of its rights or remedies hereunder or under any Loan Document.

          5.5. Pledged Stock; LLC Interests.
               ----------------------------

          (a) If the Parent Guarantor shall become entitled to receive or shall receive any stock certificate or other certificates (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of the Borrower, or in respect of any membership interest, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or in respect of the LLC Interests, or otherwise in respect thereof, the Parent Guarantor shall accept the same as the agent of the Administrative Agent and the Lenders, hold the same in trust for the Administrative Agent and the Lenders and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by the Parent Guarantor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Parent Guarantor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent for the ratable benefit of the Lenders, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Stock or LLC Interests upon the liquidation or dissolution of the Borrower shall be paid over to the Administrative Agent to be held by it hereunder for the ratable benefit of the Lenders as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged

Stock or LLC Interests or any property shall be distributed upon or with respect to the Pledged Stock or LLC Interests pursuant to the recapitalization or reclassification of the capital or membership interests, as the case may be of the Borrower or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent for the ratable benefit of the Lenders, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock or LLC Interests shall be received by the Parent Guarantor, the Parent Guarantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Lenders segregated from other funds of the Parent Guarantor, as additional collateral security for the Obligations.

          (b) To the extent any LLC Interest (whether now owned or hereafter acquired) is uncertificated, the Parent Guarantor shall promptly notify the Administrative Agent thereof, and shall promptly take all actions required to perfect the security interest of the Administrative Agent under applicable law (including, in any event, under the provisions of Articles 8 and 9 of the New York UCC). The Parent Guarantor further agrees to take such actions as the Administrative Agent deems necessary or desirable to effect the foregoing and to permit the Administrative Agent and the Lenders to exercise any of their rights and remedies hereunder, and agrees to provide an opinion of counsel satisfactory to the Lenders with respect to any such pledge of uncertificated LLC Interests promptly upon request of the Majority Lenders.

          (c) Without the prior written consent of the Majority Lenders, the Parent Guarantor will not (i) permit, vote to enable, or take any other action to permit, the Borrower or any of its Subsidiaries to issue any stock, limited liability company interests or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock, limited liability company interests or other equity securities of any nature of the Borrower or any of its Subsidiaries, (ii) accept a surrender of the LLC Agreement or any other operating agreement by any other party thereto, (iii) consent to any modification, extension or alteration of the material terms of the LLC Agreement or any other operating agreement, (iv) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Stock, LLC Interests or Proceeds thereof, (v) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledged Stock, LLC Interests or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (vi) enter into any agreement or undertaking restricting the right or ability of the Parent Guarantor or the Administrative Agent to sell, assign or transfer any of the Pledged Stock, LLC Interests or Proceeds thereof.

          (d) The Parent Guarantor agrees that as a member in the Borrower it will abide by perform and discharge each every material obligation, covenant and agreement to be abided by, performed or discharged by the Parent Guarantor as and when required under the terms of the LLC Agreement, or any other operating agreements, of the Borrower at no cost or expense to the Administrative Agent and the Lenders.

          5.6. Blocked Account and Lock-Box Agreement.
               --------------------------------------

          The Parent Guarantor covenants that on or prior to August 16, 1999, the Parent Guarantor will enter into a blocked account and lock-box agreement in a form reasonably acceptable to the Lenders (the "Blocked Account and Lock-Box
                                                  ----------------------------
Agreement") with the Administrative Agent, the Borrower, Capital and a third
---------
party bank (the "Bank") acceptable to the Lenders, pursuant to which a
                 ----
Collateral Account shall be established with the Bank. The Blocked Account and Lock-Box Agreement shall provide, among other things, that (i) all Proceeds from Consumer Receivables shall be directly deposited by the payor thereon in the Collateral Account and all other Proceeds from the collateral securing the obligations of the Borrower and Capital pursuant to the Guarantee and Collateral Agreement (as defined in the Bridge Loan Agreement), all Net Cash Proceeds from any Capital Markets Transaction received by the Borrower, Capital, the Parent Guarantor or any of its Subsidiaries or other direct or indirect parent holding company of any of the foregoing, and any other amounts received in or converted into cash solely by either the Borrower or Capital, shall within one business day of receipt thereof or conversion thereto be deposited by the Parent Guarantor, the Borrower or Capital, as applicable, directly in the Collateral Account, (ii) each of the Parent Guarantor, the Borrower and Capital shall grant to the Administrative Agent, for the ratable benefit of the Lenders a present and continuing first priority security interest in (A) the Collateral Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Collateral Account, (B) all contract rights, claims and privileges in respect of the Collateral Account and the right to enforce the same and receive payment thereunder, and (C) all cash, checks, drafts, bills of exchange, commercial paper of any kind whatsoever, money orders and other items of value of any of the Parent Guarantor, the Borrower or Capital now or hereafter paid, deposited, credited, held (whether for collection, provisionally or otherwise) or otherwise in the possession or under the control of, or in transit to the Collateral Account or any agent, bailee, or custodian thereof for deposit in the Collateral Account, and all Proceeds of the foregoing, (iii) the Collateral Account shall be under the sole dominion and control of the Administrative Agent for the ratable benefit of the Lenders, subject to withdrawal by the Administrative Agent for the account of the Lenders as provided in Section 2.9(e) of the Bridge Loan Agreement, and none of the Parent Guarantor, the Borrower nor Capital nor any Person claiming by, through or under the Parent Guarantor, the Borrower or Capital shall have any rights, title or interest in, or control over the use of, or any right to withdraw any amount from, the Collateral Account, (iv) all Proceeds (whether consisting of checks, notes drafts, bills of exchange, commercial paper of any kind whatsoever, or other documents) not deposited directly in the Collateral Account by the payor thereon shall be promptly deposited by the Parent Guarantor, its Subsidiaries, the Borrower or Capital in precisely the form received, except for its endorsement when required, directly in the Collateral Account and, until so turned over, shall, from the moment received by any of the Parent Guarantor, its Subsidiaries, the Borrower or Capital until deposited in the Collateral Account, be held by such Person segregated from other assets and in trust for the Administrative Agent and the Lenders and shall not be commingled with any other property or funds of such Person or any other Person. Such Blocked Account and Lock-Box Agreement shall also contain such other provisions that are customary for agreements of that kind, and as may reasonably be requested by any Lender.

                        SECTION 6. REMEDIAL PROVISIONS

          6.1. Dividends and Distributions; Voting Rights.
               ------------------------------------------

          (a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the Parent Guarantor of the Administrative Agent's intent to exercise its corresponding rights pursuant to Section 6.1(b), the Parent Guarantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock, in each case paid in the normal course of business of the Borrower and consistent with past practice, to the extent permitted in the Bridge Loan Agreement, and to exercise all voting and corporate rights with respect to the Pledged Stock; provided, however, that no
                                                    --------  -------
vote shall be cast or corporate right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Bridge Loan Agreement, this Agreement or any other Loan Document.

          (b) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the Parent Guarantor, (i) the Administrative Agent shall have the right to receive any and all dividends, payments or other Proceeds paid in respect of the Pledged Stock and any and all membership distributions or other Proceeds in respect of the LLC Interests and make application thereof to the Obligations in the order set forth in Section 6.3, and (ii) any or all of the Pledged Stock and LLC Interests represented by instruments shall be registered in the name of the Administrative Agent or its nominee for the ratable benefit of the Lenders, and the Administrative Agent or its nominee may thereafter exercise on behalf of the Lenders (x) all voting, corporate, membership and other rights pertaining to such Pledged Stock and LLC Interests at any meeting of shareholders or members of the Borrower or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Stock and LLC Interests as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock and LLC Interests upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Borrower or upon the exercise by the Parent Guarantor or the Administrative Agent of any right, privilege or option pertaining to such Pledged Stock and LLC Interests, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock and LLC Interests with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to the Parent Guarantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          (c) The Parent Guarantor hereby authorizes and instructs the Borrower to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Parent Guarantor, and the Parent Guarantor agrees that the Borrower shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Stock and LLC Interests directly to the Administrative Agent for the account of the Lenders.

          (d) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice of its intent to exercise such rights to the Parent Guarantor, the Administrative Agent shall not repledge any Collateral held by the Administrative Agent for the ratable benefit of the Lenders.

          6.2. Proceeds to be Turned Over To Administrative Agent.
               --------------------------------------------------

          At any time prior to the consummation of the transactions contemplated by Section 5.6 hereof, [if an Event of Default shall occur and be continuing,]/1/ all Proceeds received by the Parent Guarantor shall be held by the Parent Guarantor in trust for the Administrative Agent and the Lenders segregated from other assets or funds of the Parent Guarantor or any other Person and shall not be commingled with any other property or funds of the Parent Guarantor or any other Person, and shall, forthwith upon receipt by the Parent Guarantor (and, in any event, within one Business Day), be turned over to the Administrative Agent in the exact form received by the Parent Guarantor (duly indorsed by the Parent Guarantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Collateral Account (or by the Parent Guarantor in trust for the Administrative Agent and the Lenders shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.3.

          6.3. Application of Proceeds.
               -----------------------

          At such intervals as may be agreed upon by the relevant Grantor and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing as soon as practicable after their receipt, the Administrative Agent may apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Account, and any proceeds of the guarantee set forth in
Section 2, in payment of the Obligations in the following order:

          FIRST: to any unpaid fees and reimbursement or unpaid expenses of the Administrative Agent incurred in connection with the Bridge Loan Agreement, the Guarantee and Collateral Agreements and any Related Document;

          SECOND: to the payment of all costs, expenses, other fees, commissions and taxes owing to any Lender under the Bridge Loan Agreement;

          THIRD: to the indefeasible payment of all accrued interest on the Loans to the date of such payment or collection;

          FOURTH: to the indefeasible payment of the amounts then due and unpaid under the Bridge Loan Agreement, the Bridge Notes or any other Loan Document for principal,

___________________

/1/ Whipporwill would like to delete this clause.

     in respect of which or for the benefit of which such money has been paid or collected, ratably, without preference or priority of any kind, according to the amounts due and payable on the Bridge Notes for principal; and

          FIFTH:  the balance, if any, to the Person lawfully entitled thereto.

          6.4. Code and Other Remedies.
               -----------------------

          If an Event of Default shall occur and be continuing, upon request of, and as directed by, the Majority Lenders the Administrative Agent, on behalf of the Lenders, shall exercise, in addition to all other rights and remedies granted to it in this Agreement, the Bridge Loan Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by applicable law referred to below) to or upon the Parent Guarantor, the Borrower, any issuer of Pledged Stock or LLC Interests or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Parent Guarantor, which right or equity is hereby waived and released. The Parent Guarantor further agrees, at the Administrative Agent's request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at the Parent Guarantor's premises or elsewhere. The Administrative Agent shall apply any Proceeds from time to time held by it and the net proceeds of any action taken by it pursuant to this Section 6.4, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in accordance with Section 6.3, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of applicable law, including, without limitation, Section 9-504(l)(c) of the New York UCC, need the Administrative Agent account for the surplus, if any, to the Parent Guarantor. To the extent permitted by applicable law, the Parent Guarantor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights or remedies hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

          6.5. Registration Rights.
               -------------------

          (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 6.4, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the Parent Guarantor will cause the Borrower to (i) execute and deliver, and cause the directors and officers of the Borrower to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Parent Guarantor agrees to cause the Borrower to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

          (b) The Parent Guarantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Parent Guarantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Borrower to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Borrower would agree to do so.

          (c) The Parent Guarantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 6.5 valid and binding and in compliance with any and all other applicable Requirements of Law. The Parent Guarantor further agrees that a breach of any of the covenants contained in this Section 6.5 will cause irreparable injury to the Administrative Agent and the Lenders, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.5 shall be specifically enforceable against the Parent Guarantor, and the Parent Guarantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Bridge Loan Agreement.

          6.6. Waiver; Deficiency.
               ------------------

          The Parent Guarantor waives and agrees not to assert any rights or
privileges which it may acquire under Section 9-112 of the New York UCC.   The
Parent Guarantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

          6.7. Powers Coupled with an Interest.
               -------------------------------

          All authorizations and agencies herein contained with respect to the Collateral constitute irrevocable powers coupled with an interest.

                      SECTION 7. THE ADMINISTRATIVE AGENT

          7.1. Administrative Agent's Appointment as Attorney-in-Fact, etc.
               ------------------------------------------------------------

          (a) The Parent Guarantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in fact with full irrevocable power and authority in the place and stead of the Parent Guarantor and in the name of the Parent Guarantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and without limiting the generality of the foregoing, the Parent Guarantor hereby gives the Administrative Agent the power and right, on behalf of the Parent Guarantor, without notice to or assent by the Parent Guarantor, to do any or all of the following:

               (i) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

               (ii)   execute, in connection with any sale provided for in
     Section 6.4 or 6.5, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

               (iii) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (4) defend any suit, action or proceeding brought against the Parent Guarantor with respect to any Collateral; (5) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; and (6) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent's option and the Parent Guarantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's and the Lenders' security interests therein and to effect the intent of this Agreement, all as fully and effectively as the Parent Guarantor might do.

          Anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

          (b) If the Parent Guarantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may, and, at the request of, and as directed by, the Majority Lenders, will perform or comply, or otherwise cause performance or compliance, with such agreement.

          (c) The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Loans under the Bridge Loan Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the Parent Guarantor, shall be payable by the Parent Guarantor to the Administrative Agent on demand.

          (d) The Parent Guarantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

          7.2. Duty of Administrative Agent.
               ----------------------------

          The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under
Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. The Administrative Agent or any Lender or any of their respective officers, directors, employees or agents shall not be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Parent Guarantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent or the Lenders hereunder are solely to protect the Administrative Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers. The Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Parent Guarantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

          7.3. Execution of Financing Statements.
               ---------------------------------

          Pursuant to Section 9-402 of the New York UCC and any other applicable law, the Parent Guarantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of the Parent Guarantor in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

          7.4. Authority of Administrative Agent.
               ---------------------------------

          The Parent Guarantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders be governed by the Bridge Loan Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Parent Guarantor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the Parent Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                           SECTION 8. MISCELLANEOUS

          8.1. Amendments in Writing.
               ---------------------

          None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section
11.3 of the Bridge Loan Agreement.

          8.2. Notices.
               -------

          All notices, requests and demands to or upon the Administrative Agent, any Lender or the Parent Guarantor hereunder shall be effected in the manner provided for in Section 11.2 of the Bridge Loan Agreement.

          8.3. No Waiver by Course of Conduct; Cumulative Remedies.
               ---------------------------------------------------

          None of the Administrative Agent or any Lender shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the

Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          8.4. Enforcement Expenses; Indemnification.
               -------------------------------------

               (a) The Parent Guarantor agrees to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in collecting against the Parent Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender or of counsel to the Administrative Agent.

               (b) The Parent Guarantor agrees to pay, and to save the Administrative Agent and each Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

               (c) The Parent Guarantor agrees to pay, and to save the Administrative Agent and the Lenders, harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to
Section 11.1 of the Bridge Loan Agreement.

               (d) The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the Bridge Loan Agreement and the other Loan Documents.

          8.5. Successors and Assigns.
               ----------------------

          This Agreement shall be binding upon the successors and assigns of the Parent Guarantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns; provided that the Parent Guarantor
                                              --------
may not assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent and the Lenders.

          8.6. Set-Off.
               -------

          The Parent Guarantor hereby irrevocably authorizes the Administrative Agent and each Lender at any time and from time to time while an Event of Default shall have occurred and be continuing, without notice to the Parent Guarantor, any such notice being expressly waived by the Parent Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Lender to or for the credit or the account of the Parent Guarantor, or any part thereof in such amounts as the Administrative Agent or such Lender may elect, against and on account of the obligations and liabilities of the Parent Guarantor to the Administrative Agent or such Lender hereunder and claims of every nature and description of the Administrative Agent or such Lender against the Parent Guarantor, in any currency, whether arising hereunder, under the Bridge Loan Agreement, any other Loan Document or otherwise, as the Administrative Agent or such Lender may elect, whether or not the Administrative Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Administrative Agent and each Lender shall notify the Parent Guarantor promptly of any such set-off and the application made by the Administrative Agent or such Lender of the proceeds thereof, provided that the failure to give such notice
                                --------
shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Lender.

          8.7.  Counterparts.
                ------------

          This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          8.8.  Severability.
                ------------

          Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          8.9.  Section Headings.
                ----------------

          The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          8.10. Integration.
                -----------

          This Agreement and the other Loan Documents represent the agreement of the Parent Guarantor, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

          8.11. GOVERNING LAW.
                -------------

          THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          8.12. Submission To Jurisdiction; Waivers.
                -----------------------------------

          The Parent Guarantor hereby irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Parent Guarantor at its address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

          8.13. Acknowledgements.
                ----------------

          The Parent Guarantor hereby acknowledges that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

          (b) none of the Administrative Agent or any Lender has any fiduciary relationship with or duty to the Parent Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Parent Guarantor, on the one hand, and the Administrative Agent, and the Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Parent Guarantor and the Lenders.

          8.14. Releases.
                --------

          At such time as the Loans and the other Obligations shall have been indefeasibly and irrevocably paid in full and the Commitments have been terminated, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and the Parent Guarantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Parent Guarantor. At the request and sole expense of the Parent Guarantor following any such termination, the Administrative Agent shall deliver to the Parent Guarantor any Collateral held by the Administrative Agent hereunder, and execute and deliver to the Parent Guarantor such documents as the Parent Guarantor shall reasonably request to evidence such termination.

          8.15. WAIVER OF JURY TRIAL.
                --------------------

          THE PARENT GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.


                           [Signature page follows]

          IN WITNESS WHEREOF, the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

                                   Creditrust Corporation


                                   By: ______________________________
                                       Name:
                                       Title:


Acknowledged and Agreed:

Norwest Bank Minnesota, National Association as Administrative Agent


By: ______________________________
    Name:
    Title:

                                                                      Schedule 1
                                                                      ----------

                         DESCRIPTION OF PLEDGED STOCK

Pledged Stock:

        Issuer              Class of Stock        Stock Certificate No.        No. of Shares
-----------------------   -----------------     -------------------------    -----------------
Creditrust SPV99-2,
LLC

                                                                      Schedule 2
                                                                      ----------

                           FILINGS AND OTHER ACTIONS
                    REQUIRED TO PERFECT SECURITY INTERESTS

            Actions with Respect to Pledged Stock and LLC Interests
            -------------------------------------------------------

          All certificates representing the Pledged Stock set forth on Schedule 1 hereto shall be delivered to the Administrative Agent, duly indorsed by the Parent Guarantor to the Administrative Agent, if required, together with a stock power covering such certificate duly executed in blank by the Parent Guarantor.

          UCC-1 financing statements naming the Parent Guarantor as debtor and the Administrative Agent as secured party and identifying the Pledged Stock and their Proceeds as collateral, shall be filed in the office of the Maryland State Department of Assessments and Taxation and such other UCC filing offices as may be deemed necessary or advisable by the Lenders, the Parent Guarantor or their respective counsel.

                      FORM OF ACKNOWLEDGEMENT AND CONSENT

          The undersigned hereby acknowledges receipt of a copy of the Collateral Agreement, dated as of August 2, 1999 (the "Agreement"), made by the
                                                       ---------
Parent Guarantor for the benefit of Norwest Bank Minnesota, National Association, as Administrative Agent for the Lenders. The undersigned agrees for the benefit of the Administrative Agent and the Lenders as follows:

          1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

          2. The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.5(a) of the Agreement.

          3. The terms of Sections 6.1(a) and 6.5 of the Agreement shall apply to the undersigned, mutatis mutandis, with respect to all actions that may
                          ------- --------
be required of the undersigned pursuant to Section 6.1(a) or 6.5 of the Agreement.

          4. Capitalized terms used herein shall have the meanings set forth in the Agreement.

                              CREDITRUST SPV99-2, LLC
                              By Creditrust Corporation, its sole member


                              By _________________________________________

                              Title ______________________________________

                              Address for Notices:

                              7000 Security Boulevard
                              Baltimore, Maryland 21244